UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2013

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 26, 2013, UIL Holdings Corporation (the “Registrant”) issued a press release announcing that the public offering of 5,000,000 shares of its common stock was priced at $37.25 per share. A copy of the press release is attached hereto as Exhibit 99.1.

The Registrant is furnishing the information in this Item 7.01 and in Exhibit 99.1 to comply with Regulation FD. Such information, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events

On September 26, 2013, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC in connection with the public offering and sale by the Registrant of 5,000,000 shares of the Registrant’s common stock at a price of $37.25 per share. Pursuant to the terms of the Underwriting Agreement, the Registrant also granted the underwriters a 30-day option to purchase up to an additional 750,000 shares of the Registrant’s common stock. The shares will be issued in an underwritten public offering pursuant to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-179998), filed with the Securities and Exchange Commission on March 8, 2012, and the related prospectus dated March 8, 2012 and prospectus supplement dated September 26, 2013. The closing of the offering is expected to occur on October 2, 2013, subject to the satisfaction of customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

In connection with the offering of the common stock described above, the Registrant is filing certain exhibits as part of this Current Report on Form 8-K (Exhibits 1.1, 5.1 and 23.1) that are to be incorporated by reference in their entirety into the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits: The following exhibits are filed, or in the case of Exhibit 99.1 furnished, as part of this report:

Exhibit Description

1.1	Underwriting Agreement, dated September 26, 2013 among UIL Holdings Corporation and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters

5.1	Opinion of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation, with respect to the legality of the common stock being registered

23.1	Consent of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation (included in Exhibit 5.1 hereto)

99.1	Press release issued by UIL Holdings Corporation on September 26, 2013

Forward-Looking Statements

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on management’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company. The foregoing and other factors are discussed and should be reviewed in our most recent Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and other subsequent filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant
Date: September 27, 2013	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated September 26, 2013 among UIL Holdings Corporation and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters

5.1	Opinion of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation, with respect to the legality of the common stock being registered

23.1	Consent of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation (included in Exhibit 5.1 hereto)

99.1	Press release issued by UIL Holdings Corporation on September 26, 2013